IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND NAME

STEWARD FUNDS, INC.
on behalf of its series
Steward International Enhanced Index Fund
Steward Values Enhanced Large Cap Fund
Steward Values Enhanced Small‑Mid Cap Fund
(each a “Fund” and collectively, the “Funds”)
Supplement dated May 15, 2025 to the Currently Effective Summary Prospectuses, Prospectus and Statement of
Additional Information dated August 28, 2024
This Supplement reports the following changes to information in the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) dated August 28, 2024.
1. Steward International Enhanced Index Fund

A.
The Board of Directors (the “Board”) of Steward International Enhanced Index Fund has approved the following changes to the Fund, as proposed by Crossmark Global Investments, Inc., the Fund’s investment adviser: (i) changing the Fund’s name to Steward Values Enhanced International Fund; (ii) eliminating the Fund’s investment policy that, under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark index[1]; and (iii) amending the Fund’s investment process to provide for the upweighting of a certain number portfolio companies, relative to their weightings in a blended benchmark index, based on their positive value scores, as further described below.

The Fund’s name change and the elimination of the aforementioned investment policy will be effective on July 30, 2025. The amendments to the Fund’s investment process are effective immediately.

B.
Effective July 30, 2025, the Fund’s name will change from Steward International Enhanced Index Fund to Steward Values Enhanced International Fund and all references to the Fund’s name will be replaced with Steward Values Enhanced International Fund.

C.
Effective immediately, the following disclosure replaces the existing similar disclosure in the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and the Fund’s summary section of the Prospectus. Effective July 30, 2025, the first two sentences of the following disclosure will be removed:

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark index.1 The Fund’s benchmark index is constructed from the non‑U.S. components of a widely recognized index and includes securities of companies in both developed and emerging non‑U.S. markets, and is the same index as the first index identified in the Average Annual Total Returns table below. Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of non‑U.S. companies.1 Generally, at least 80% of the Fund’s total assets will be in investments in the form of depositary receipts (“DRs”) or dual listed securities representing securities of companies located or domiciled outside of the United States.1 These DRs will primarily be sponsored, but the Fund may, on occasion, invest in unsponsored DRs when appropriate sponsored DRs are not available. The Fund will invest in securities of issuers throughout the world, and, under normal conditions, substantially all of its non-cash assets will be invested in securities of non‑U.S. issuers. The Fund may invest up to 40% of its assets in securities of issuers in the S&P Emerging 50 ADR Index. The Fund may also invest in other investment companies and real estate investment trusts.

1 The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any changes in this policy.

Although the Fund is not a passively managed index fund, as further described below, the Fund’s investments are allocated in an attempt to generally match the weightings of and align with the risk profile of the Fund’s blended benchmark index (defined below), as modified by any change by portfolio management in the relative allocation between securities of non‑U.S. developed market (“developed market”) companies and securities of emerging market companies based on portfolio management’s broad market view, subject to the application of the Fund’s values-based screening policies (see “Values-based Screens” below) and the reallocation of a portion of each screened security’s weighting in the blended benchmark index (as may be modified by portfolio management as described above) among certain remaining securities of companies based on whether they, through their activities, both externally and internally, seek to reduce risk and create long-term resilience through sustainable and responsible business practices. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices. A company’s scores with respect to such sustainable and responsible business practices (positive value scores) are based on data and ratings generated by multiple third-party providers unaffiliated with Crossmark. In determining the relative allocation between securities of developed market companies and securities of emerging market companies, portfolio management considers macro-economic and other relevant factors, including the performance of the U.S. dollar against foreign currencies. Portfolio management evaluates such allocations on an ongoing basis. The Fund’s blended benchmark index is a blend of two widely recognized indexes, one comprised of securities of companies in developed markets and one comprised of securities of companies in emerging markets, and is the same index as the second index identified in the Average Annual Total Returns table below.
Portfolio management starts with the universe of securities in the blended benchmark index and then applies the values-based screens described below to seek to avoid investments in a list of prohibited companies. An optimization process is then applied to the remaining securities designed to (1) generally match the weightings of and align with the risk profile of the blended benchmark index and (2) add a minimum upweight of 0.10% to the blended benchmark index weightings of a number of remaining portfolio companies that have the highest positive value scores, although the upweight added to any these portfolio companies may be higher than 0.10% above the blended benchmark index weight pursuant to the optimization process. The number of remaining portfolio companies that receive a minimum upweight of 0.10% above the blended benchmark index weight will be equal to the aggregate percentage weighting of the screened securities. For example, if the aggregate percentage weighting of the screened securities is 20%, the 20 remaining portfolio companies with the highest positive value scores would each have their weighting in the portfolio increased by at least 0.10% above the blended benchmark index weight. For purposes of the description of the investment process in this paragraph, references to the blended benchmark index should be read to mean the blended benchmark index as its weightings may be modified by portfolio management between securities of developed market companies and securities of emerging market companies from time to time.
In the event of changes by portfolio management to the relative allocation between securities of developed market companies and securities of emerging market companies in the blended benchmark index, changes in the weightings of such companies within the blended benchmark index, changes to the list of prohibited companies pursuant to the values-based screens or changes in the positive value scores of the portfolio companies, portfolio management will rebalance the Fund’s portfolio in an attempt to generally match the weightings of and align with the risk profile of the blended benchmark index (as may be modified by portfolio management as described above), subject to the application of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting as described above. Because of portfolio management’s relative allocation decisions between developed market companies and emerging market companies, the values-based screens and the reallocation of a portion of each screened security’s weighting, the Fund’s portfolio will differ from the blended benchmark index and the Fund will perform differently than the blended benchmark index. The impact of portfolio management’s relative allocation decisions, the values-based screens and the reallocation of a portion of each screened security’s weighting on the Fund’s performance relative to the blended benchmark index will vary over time depending on market conditions, although performance differences are expected to be driven primarily by portfolio management’s relative allocation decisions and the values-based screens.

D.
Effective immediately, a blended benchmark index, comprised of the S&P Developed Markets ADR Index (85%) and the S&P Emerging 50 ADR Index (15%), is added as a secondary securities market index for the International Fund. Fund management believes the blended benchmark index is relevant to the types of securities in which the Fund invests. The Fund’s primary broad-based securities market index, the S&P International 700 ADR Index, has not changed.

E.
Effective immediately, the following information replaces the existing similar disclosure contained under “Performance” in the Fund’s Summary Prospectus and the Fund’s summary section of the Prospectus.

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after‑tax returns for other share classes will differ). After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After‑tax returns depend on your own tax situation and may be different from those shown. This information does not apply if you are tax‑exempt or your Fund shares are held in a tax‑advantaged account such as an individual retirement account or 401(k) plan. In addition to an appropriate broad-based securities market index, an additional index is shown below because Crossmark has determined that it is relevant to the types of securities in which the Fund invests.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2023

	1 Year	5 Years	10 Years

Institutional Class

Return Before Taxes	17.51%	7.51%	3.41%

Return After Taxes on Distributions	16.61%	6.69%	2.74%

Return After Taxes on Distributions and Sale of Fund Shares	11.42%	5.95%	2.68%

Class A1

Return Before Taxes	10.48%	5.95%	2.49%

Indexes

S&P International 700 ADR Index (reflects no deduction for fees, expenses or taxes)[2]	19.98%	9.59%	4.57%

Blended Benchmark Index (reflects no deduction for fees, expenses or taxes)[3]	20.36%	9.24%	4.19%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2023

	1 Year	5 Years	Since Class Inception (12/14/17)

Class R6

Return Before Taxes	17.72%	7.35%	3.65%

Indexes

S&P International 700 ADR Index (reflects no deduction for fees, expenses or taxes)[2]	19.98%	9.59%	5.72%

Blended Benchmark Index (reflects no deduction for fees, expenses or taxes)[3]	20.36%	9.24%	5.34%

[1]	Performance information for Class A reflects a deduction of the current maximum sales charge of 5.75%. Prior to October 29, 2021, Class A was not subject to a sales charge.

[2]	Formerly known as S&P Global 1200 ADR Index.

[3]	The Blended Benchmark Index is comprised of the S&P Developed Markets ADR Index (85%) and the S&P Emerging 50 ADR Index (15%).
2. Steward Values Enhanced Large Cap Fund

A.
Effective immediately, the following disclosure replaces the existing similar disclosure in the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and the Fund’s summary section of the Prospectus:

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of large‑cap companies included in the Fund’s benchmark index that pass the Fund’s values-based screens.2 Large‑cap companies are defined by the market capitalization range of the Fund’s benchmark index, the S&P 500® Index, from time to time. This market capitalization range, as of June 30, 2024, is $6.73 billion to $3.32 trillion. The S&P 500® Index is a widely recognized large‑cap index, and the companies included in the S&P 500® Index represent a broad spectrum of the U.S. economy and are generally U.S. issuers. Fund investments may also include other investment companies and real estate investment trusts.
Although the Fund is not a passively managed index fund, as further described below, the Fund’s investments are allocated in an attempt to generally match the weightings of and align with the risk profile of the benchmark index, subject to the application of the Fund’s values-based screening policies (see “Values-based Screens” below) and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies based on whether they, through their activities, both externally and internally, seek to reduce risk and create long-term resilience through sustainable and responsible business practices. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices. A company’s scores with respect to such sustainable and responsible business practices (positive value scores) are based on data and ratings generated by multiple third-party providers unaffiliated with Crossmark.
Portfolio management starts with the universe of securities in the benchmark index and then applies the values-based screens described below to seek to avoid investments in a list of prohibited companies. An optimization process is then applied to the remaining securities designed to (1) generally match the weightings of and align with the risk profile of the benchmark index and (2) add a minimum upweight of 0.10% to the benchmark index weightings of the securities of the remaining portfolio companies that have the highest positive value scores until the aggregate weighting of the screened securities has been reallocated. For example, if the aggregate weighting of the screened securities is 8% of the universe, then the 80 remaining portfolio companies with the highest positive value scores would each have their weighting in the portfolio increased by at least 0.10% above the benchmark index weight, although the upweight added to any these 80 portfolio companies may be higher than 0.10% above the benchmark index weight pursuant to the optimization process. In the event of changes to the companies included in the benchmark index, changes in the weightings of such companies within the benchmark index, changes to the list of prohibited companies pursuant to the values-based screens or changes in the positive value scores of the portfolio companies, portfolio management will rebalance the Fund’s portfolio in an attempt to generally match the weightings of and align with the risk profile of the benchmark index, subject to the application of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting as described above. Because of the values-based screens and the reallocation of a portion of each screened security’s weighting, the Fund’s portfolio will differ from the benchmark index and the Fund will perform differently than the benchmark index. The impact of the values-based screens and the reallocation of a portion of each screened security’s weighting on the Fund’s performance relative to the benchmark index will vary over time depending on market conditions.
3. Steward Values Enhanced Small Mid‑Cap Fund

2 The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any changes in this policy.

A.
Effective immediately, the following disclosure replaces the existing similar disclosure in the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and the Fund’s summary section of the Prospectus:

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of small- to mid‑cap companies included in the Fund’s benchmark index that pass the Fund’s values-based screens.3 Small- to mid‑cap companies are defined by the market capitalization range of the Fund’s benchmark index, the S&P 1000® Index, from time to time. This market capitalization range, as of June 30, 2024, is $395 million to $20.88 billion. The S&P 1000® Index is a widely recognized small‑mid cap index, and the companies included in the S&P 1000® Index represent a broad spectrum of the U.S. economy and are generally U.S. issuers. Fund investments may also include other investment companies and real estate investment trusts.
Although the Fund is not a passively managed index fund, as further described below, the Fund’s investments are allocated in an attempt to generally match the weightings of and align with the risk profile of the benchmark index, subject to the application of the Fund’s values-based screening policies (see “Values-based Screens” below) and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies based on whether they, through their activities, both externally and internally, seek to reduce risk and create long-term resilience through sustainable and responsible business practices. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices. A company’s scores with respect to such sustainable and responsible business practices (positive value scores) are based on data and ratings generated by multiple third-party providers unaffiliated with Crossmark.
Portfolio management starts with the universe of securities in the benchmark index and then applies the values-based screens described below to seek to avoid investments in a list of prohibited companies. An optimization process is then applied to the remaining securities designed to (1) generally match the weightings of and align with the risk profile of the benchmark index and (2) add a minimum upweight of 0.10% to the benchmark index weightings of the securities of the remaining portfolio companies that have the highest positive value scores until the aggregate weighting of the screened securities has been reallocated. For example, if the aggregate weighting of the screened securities is 8% of the universe, then the 80 remaining portfolio companies with the highest positive value scores would each have their weighting in the portfolio increased by at least 0.10% above the benchmark index weight, although the upweight added to any these 80 portfolio companies may be higher than 0.10% above the benchmark index weight pursuant to the optimization process. In the event of changes to the companies included in the benchmark index, changes in the weightings of such companies within the benchmark index, changes to the list of prohibited companies pursuant to the values-based screens or changes in the positive value scores of the portfolio companies, portfolio management will rebalance the Fund’s portfolio in an attempt to generally match the weightings of and align with the risk profile of the benchmark index, subject to the application of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting as described above. Because of the values-based screens and the reallocation of a portion of each screened security’s weighting, the Fund’s portfolio will differ from the benchmark index and the Fund will perform differently than the benchmark index. The impact of the values-based screens and the reallocation of a portion of each screened security’s weighting on the Fund’s performance relative to the benchmark index will vary over time depending on market conditions.
4. All Funds

3 The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any changes in this policy.

A.
Effective immediately, the following disclosure replaces the existing similar disclosure in the “Principal Investment Strategies” section of each Fund’s Summary Prospectus and each Fund’s summary section of the Prospectus:

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) leasing real estate to facilities providing abortions; (6) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (7) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (8) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products. The values-based screening process utilizes data and ratings generated by multiple third-party providers unaffiliated with Crossmark.
Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.
For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

B.
Effective immediately, the following disclosure replaces the existing similar disclosure in the “Principal Risks of Investing in the Fund” section of each Fund’s Summary Prospectus and each Fund’s summary section of the Prospectus and in the “Principal Risks” section of the Prospectus relating to each Fund:

•
Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data and rankings generated by multiple third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

•
Positive Value Investing Risk – Increasing exposure to investments that exhibit positive value characteristics carries the risk that the Fund may increase its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics, as used by the Fund, are based on data and rankings generated by multiple third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the Fund may fail to increase its exposure to investments that do exhibit positive value characteristics or may increase its exposure to investments that do not exhibit positive value characteristics. If a positive value score cannot be determined for a company due to insufficient information, investments in the company will not be eligible to receive an upweight pursuant to the Fund’s investment process. Investors can also differ in their views of what constitutes positive value characteristics. As a result, the Fund may increase exposure to issuers that do not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Fund’s values-based screening policies.

C.	Effective immediately, the following disclosure replaces the existing similar disclosure in the “Values-Based Screening Policies” section of each Fund’s Prospectus:
The Funds offer investors the opportunity to pursue investment goals while being consistent with widely held traditional values. In implementing its investment strategies, each Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) leasing real estate to facilities providing abortions; (6) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (7) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (8) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products. The values-based screening process utilizes data and ratings generated by multiple third-party providers unaffiliated with Crossmark.
Because each Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, each Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.
For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a)

it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.
The Funds may apply additional values-based screening criteria that are deemed by the Funds’ Board, in consultation with Crossmark, to be consistent with widely held traditional values.
With respect to Steward Equity Market Neutral Fund, the values-based screening policies apply only to long positions.
Please retain this Supplement for future reference.